SCHWAB INVESTMENTS
SCHWAB CAPITAL TRUST
(each, a Trust and together, the Trusts)

Schwab 1000 Index® Fund
Schwab® S&P 500 Index Fund
Schwab® Total Stock Market Index Fund
Schwab® U.S. Large-Cap Growth Index Fund
Schwab® U.S. Large-Cap Value Index Fund
Schwab® U.S. Mid-Cap Index Fund
(each, a fund and collectively, the funds)
Supplement dated June 9, 2025
to each fund’s currently effective Summary Prospectus, Statutory Prospectus and Statement of Additional Information (SAI)

This supplement provides new and additional information beyond that contained in the
Summary Prospectus, Statutory Prospectus and SAI and should be read in conjunction with these documents.
At a meeting held on June 5, 2025, the Board of Trustees of the Trusts approved a forward share split for shares of each fund as follows:
Name of fund	Split Ratio
Schwab 1000 Index Fund	Shareholders will receive ten shares in exchange for every one share they currently own
Schwab U.S. Large-Cap Growth Index Fund	Shareholders will receive eight shares in exchange for every one share they currently own
Schwab Total Stock Market Index Fund	Shareholders will receive seven shares in exchange for every one share they currently own
Schwab S&P 500 Index Fund	Shareholders will receive six shares in exchange for every one share they currently own
Schwab U.S. Mid-Cap Index Fund	Shareholders will receive five shares in exchange for every one share they currently own
Schwab U.S. Large-Cap Value Index Fund	Shareholders will receive four shares in exchange for every one share they currently own
The forward share splits will occur on or about August 15, 2025. The forward share splits will increase the number of outstanding shares of each fund, with a proportionate decrease in net asset value per share of each fund such that the aggregate market value of each fund’s shares will remain the same. The forward share splits will not alter the rights or total value of a shareholder’s investment in a fund, nor will they be a taxable event for fund shareholders.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
REG127997-00 (06/25)
00315498